Exhibit 99.3 IDR Simplification & Acquisition November 2019 www.nblmidstream.comExhibit 99.3 IDR Simplification & Acquisition November 2019 www.nblmidstream.com

Forward Looking Statements This presentation contains certain “forward-looking statements” within the meaning of federal securities law. Words such as “anticipates”, “believes”, “expects”, “intends”, “will”, “should”, “may”, “estimates”, and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Midstream Partners LP’s (Noble Midstream or the Partnership) current views about future events. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, without limitation, our customers’ ability to meet their drilling and development plans, changes in general economic conditions, competitive conditions in the Partnership’s industry, actions taken by third-party operators, gatherers, processors and transporters, the demand for crude oil and natural gas gathering and processing services, the Partnership’s ability to successfully implement its business plan, the Partnership’s ability to complete internal growth projects on time and on budget, the ability of third parties to complete construction of pipelines in which the Partnership holds equity interests on time and on budget, the price and availability of debt and equity financing, the availability and price of crude oil and natural gas to the consumer compared to the price of alternative and competing fuels, and other risks inherent in the Partnership’s business, including those described under “Risk Factors” and “Forward-Looking Statements” in the Partnership's most recent Annual Report on Form 10-K and in other reports on we file with the Securities and Exchange Commission (SEC). These reports are also available from the Partnership’s office or website, www.nblmidstream.com. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Midstream does not assume any obligation to update forward-looking statements should circumstances, management’s estimates, or opinions change. This presentation also contains certain non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Noble Midstream’s overall financial performance. Please see Slide 24 for definitions and reconciliations of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. Confidentiality Notice This presentation is confidential and is subject to confidentiality obligations you have confirmed. This presentation has been prepared by the Partnership solely for use in connection with the proposed placement of the securities described in this presentation. This presentation is personal to each prospective investor and does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire securities. You are authorized to use this presentation solely for the purpose of considering the purchase of the Partnership’s securities. Distribution of this presentation to any other person other than the prospective investor and any person retained to advise such prospective investor with respect to its purchase is unauthorized, and any disclosure of any of its contents, without the Partnership’s prior written consent, is prohibited. 2 w ww ww w..n nb bllm miid ds st tr re ea am m..c co om mForward Looking Statements This presentation contains certain “forward-looking statements” within the meaning of federal securities law. Words such as “anticipates”, “believes”, “expects”, “intends”, “will”, “should”, “may”, “estimates”, and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Midstream Partners LP’s (Noble Midstream or the Partnership) current views about future events. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, without limitation, our customers’ ability to meet their drilling and development plans, changes in general economic conditions, competitive conditions in the Partnership’s industry, actions taken by third-party operators, gatherers, processors and transporters, the demand for crude oil and natural gas gathering and processing services, the Partnership’s ability to successfully implement its business plan, the Partnership’s ability to complete internal growth projects on time and on budget, the ability of third parties to complete construction of pipelines in which the Partnership holds equity interests on time and on budget, the price and availability of debt and equity financing, the availability and price of crude oil and natural gas to the consumer compared to the price of alternative and competing fuels, and other risks inherent in the Partnership’s business, including those described under “Risk Factors” and “Forward-Looking Statements” in the Partnership's most recent Annual Report on Form 10-K and in other reports on we file with the Securities and Exchange Commission (SEC). These reports are also available from the Partnership’s office or website, www.nblmidstream.com. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Midstream does not assume any obligation to update forward-looking statements should circumstances, management’s estimates, or opinions change. This presentation also contains certain non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Noble Midstream’s overall financial performance. Please see Slide 24 for definitions and reconciliations of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. Confidentiality Notice This presentation is confidential and is subject to confidentiality obligations you have confirmed. This presentation has been prepared by the Partnership solely for use in connection with the proposed placement of the securities described in this presentation. This presentation is personal to each prospective investor and does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire securities. You are authorized to use this presentation solely for the purpose of considering the purchase of the Partnership’s securities. Distribution of this presentation to any other person other than the prospective investor and any person retained to advise such prospective investor with respect to its purchase is unauthorized, and any disclosure of any of its contents, without the Partnership’s prior written consent, is prohibited. 2 w ww ww w..n nb bllm miid ds st tr re ea am m..c co om m

Experienced Management Team in Place Brent Smolik, Chief Executive Officer, Noble Midstream • Appointed Chief Executive Officer of Noble Midstream in August 2019 and serves as President and Chief Operating Officer of Noble Energy, since November 2018 • Before joining Noble Energy in 2018, Mr. Smolik served as President, Chief Executive Officer and Chairman of the Board of EP Energy Corporation and EP Energy LLC from 2012 to 2017 • Previously served as Executive Vice President of El Paso Corporation and President of the El Paso Exploration & Production Company, President of ConocoPhillips Canada and Burlington Resources Canada Tom Christensen, Chief Financial Officer, Noble Midstream • Appointed Chief Financial Officer in September 2019 after serving as interim Chief Financial Officer since July 2019 • Previously held the position of Chief Accounting Officer of Noble Midstream since August 2016 and served as Corporate Finance Manager in Noble Energy’s Treasury group, joining Noble Energy upon its acquisition of Rosetta Resources in 2015 • Tom served in positions of increasing responsibility at Rosetta, including most recently serving as its Assistant Controller overseeing SEC reporting, corporate accounting, income taxes and technical accounting matters Chris Stavinoha, Director of Capital Projects, Noble Midstream • Prior to serving in his current role Mr. Stavinoha served as a Project Development Leader and Project Manager for Noble Energy and has over 25 years of project management and project execution experience • Previously held the position of Executive Vice President for London Offshore from June 2002 until May 2010 and prior to 2002 served in various engineering and project management roles at Sonat Offshore Drilling (Transocean) and McDermott Inc. Barry Guice, Director of Operations, Noble Midstream • Appointed Director of Operations for Noble Midstream in July 2018 and previously worked at Noble Energy since 2009, serving in various capacities as Director of Operations for Gulf of Mexico, Senior Asset Manager for the Leviathan field, Engineering and Development Manager for International Division and Project Manager for a deepwater development in the Gulf of Mexico • Previously held various operations, engineering and project management roles at BP in the onshore U.S. and Gulf of Mexico John Reuwer, Vice President, Business and Corporate Development, Noble Midstream • Appointed as Vice President, Business and Corporate Development, effective October 28, 2019 • Previously served in positions of increasing responsibility within the Partnership’s business development, mergers and acquisitions, and corporate development teams, after joining Noble Midstream in March 2017 • Previously worked in management consulting, advising energy clients on large strategic initiatives including mergers, acquisitions, joint ventures, restructurings and other growth projects 3 w ww ww w..n nb bllm miid ds st tr re ea am m..c co om mExperienced Management Team in Place Brent Smolik, Chief Executive Officer, Noble Midstream • Appointed Chief Executive Officer of Noble Midstream in August 2019 and serves as President and Chief Operating Officer of Noble Energy, since November 2018 • Before joining Noble Energy in 2018, Mr. Smolik served as President, Chief Executive Officer and Chairman of the Board of EP Energy Corporation and EP Energy LLC from 2012 to 2017 • Previously served as Executive Vice President of El Paso Corporation and President of the El Paso Exploration & Production Company, President of ConocoPhillips Canada and Burlington Resources Canada Tom Christensen, Chief Financial Officer, Noble Midstream • Appointed Chief Financial Officer in September 2019 after serving as interim Chief Financial Officer since July 2019 • Previously held the position of Chief Accounting Officer of Noble Midstream since August 2016 and served as Corporate Finance Manager in Noble Energy’s Treasury group, joining Noble Energy upon its acquisition of Rosetta Resources in 2015 • Tom served in positions of increasing responsibility at Rosetta, including most recently serving as its Assistant Controller overseeing SEC reporting, corporate accounting, income taxes and technical accounting matters Chris Stavinoha, Director of Capital Projects, Noble Midstream • Prior to serving in his current role Mr. Stavinoha served as a Project Development Leader and Project Manager for Noble Energy and has over 25 years of project management and project execution experience • Previously held the position of Executive Vice President for London Offshore from June 2002 until May 2010 and prior to 2002 served in various engineering and project management roles at Sonat Offshore Drilling (Transocean) and McDermott Inc. Barry Guice, Director of Operations, Noble Midstream • Appointed Director of Operations for Noble Midstream in July 2018 and previously worked at Noble Energy since 2009, serving in various capacities as Director of Operations for Gulf of Mexico, Senior Asset Manager for the Leviathan field, Engineering and Development Manager for International Division and Project Manager for a deepwater development in the Gulf of Mexico • Previously held various operations, engineering and project management roles at BP in the onshore U.S. and Gulf of Mexico John Reuwer, Vice President, Business and Corporate Development, Noble Midstream • Appointed as Vice President, Business and Corporate Development, effective October 28, 2019 • Previously served in positions of increasing responsibility within the Partnership’s business development, mergers and acquisitions, and corporate development teams, after joining Noble Midstream in March 2017 • Previously worked in management consulting, advising energy clients on large strategic initiatives including mergers, acquisitions, joint ventures, restructurings and other growth projects 3 w ww ww w..n nb bllm miid ds st tr re ea am m..c co om m

NBLX Announces Acquisition of IDRs and Midstream Assets from NBL

Transaction Structured to Address Investor Concerns about Structure, IDRs, Future Growth and Alignment With NBL

Transaction Overview

NBLX to acquire 100% of the outstanding Incentive Distribution Rights (IDRs) and substantially all of NBL's remaining midstream interests for $1.6 billion

- NBLX to own 100% of Blanco River, Green River and San Juan River DevCos as well East Pony gas complex and Clayton Williams Pipeline
- NBL retains non-economic GP interest

Transactions funded with a combination of debt and equity:

- Borrowings from revolving credit facility
- Private investment in public equity (PIPE) and direct issue of additional L.P. units to NBL

Concurrent with transaction, NBLX will adjust the DPU growth target to 10%

Benefits to NBLX

Eliminates IDR payments and answers structural questions

Increases strategic alignment with NBL

Acquired assets increase pro-forma 2020E EBITDA[1] by +$160 million

~5% accretive in year-1 and accretive in all forecast years

Reduces pro forma leverage and improves distribution coverage

Creates self funding entity with no future equity financing required

Benefits to Noble Energy

Retain control of valuable franchise through ownership of NBLX common units and General Partner (GP)

Consistent with strategy for stable, less volatile cash flows and high return development projects

Supports NBL's organic cash flow generation

Preserves operational synergies

Significant cash proceeds to NBL at close, improves the balance sheet and supports NBL USO activity

Strategic review complete

(1) Non-GAAP term, see definitions in Appendix hereto

www.nblmidstream.com 4

Transaction Overview

Transaction Creates a Leading Sponsor-aligned, Multi-basin Midstream Platform With Significant Third-Party Capabilities

Acquired Assets

DJ Basin			Permian Basin		IDRs
Remaining 75% of Green River DevCo *Services NBL's Mustang IDP*	**Remaining 75% of San Juan River DevCo** *Services NBL's East Pony IDP*	**East Pony Gas Complex** *~45 MMcf/d of Processing Capacity in the DJ Basin*	**Remaining 60% of Blanco River DevCo** *Services NBL's Permian Acreage*	**Clayton Williams Pipeline** *Legacy NBL Gathering System in the Permian*	**100% of the Incentive Distribution Rights**

Pro Forma NBLX Ownership

DJ Basin		Permian Basin	
NBL Focused Assets	**Third-Party Focused Assets**	**NBL Focused Assets**	**Third-Party Focused Assets**
• 100% of Colorado River DevCo • 100% of Green River DevCo • 100% of San Juan River DevCo • 100% of East Pony Gas Complex	• 100% of SRC Laramie River • 54.4% of Black Diamond Gathering • 3.3% of White Cliffs Pipeline	• 100% of Blanco River DevCo • 100% of Permian Gas Compression • 100% of Clayton Williams Pipeline	• 50% of Advantage Pipeline • 50% of Delaware Crossing • 30% of EPIC Crude • 15% of EPIC Y-Grade

www.nblmidstream.com 5

Transaction Overview

NBLX Acquiring Substantially All of NBL's Remaining Midstream Interests and IDRs

Simplification Details

1. NBLX will acquire 100% of the outstanding incentive distribution rights (IDRs) held by NBL through the NBLX General Partner (GP)

   NBL retains non-economic GP interest

2. Simultaneously, NBLX will acquire substantially all of NBL's remaining midstream interests, including 100% ownership in the existing development companies

3. NBLX will undertake the issuance of L.P. units through a private investment in public equity (PIPE)

   Remaining value will be funded with NBLX's revolving credit facility and L.P. units to NBL

New Organizational Structure



Noble Energy NYSE: NBL
100%
Fund With Combination of cash and L.P. units to NBL
ROFR Assets (CWEI Pipeline, EP Gas)
Acquire IDRs
Acquire Drop Down Assets
Noble Midstream GP LLC
Non-Economic General Partner Interest
IDRs Cancelled
Noble Midstream Partners LP NYSE: NBLX
Public
100% Controlling Interest
New Units Issued
Blanco River, San Juan River and Green River DevCos

www.nblmidstream.com 6

Simplifying Corporate Structure and Enhancing Equity Market Liquidity

Transactions Increase Public Float of NBLX by ~55%; NBL Increases Ownership to ~63%

Financing Details

- NBLX will acquire the IDRs and substantially all of NBL's remaining midstream assets for $1.6 billion
  - NBLX will fund $420 million with borrowings under its revolving credit facility
  - NBLX will issue 38.5 million L.P. units to NBL[1]
  - NBLX will $250 million or 12.1 million units in a private placement
- At close of the transaction, NBL's ownership of outstanding L.P. units is expected to increase from 45% to ~63%
- Transaction expected to be non-taxable to current unitholders

Transaction Deleveraging

- Debt funding on the credit facility at low interest rate
- Pro-forma for the transaction, NBLX will have leverage ~3.1x LQA 2020E EBITDA[2], plan to maintain peer-leading leverage of < 3.5x long-term
- Remain focused on achieving investment grade rating in medium term
- Will address adding incremental liquidity under the credit facility by YE 2019

Transaction Financing

	$MM
NBLX Credit Facility	**$420**
PIPE Funding	**$250**
Public NBLX L.P. Units to NBL[1]	**$930**
Total	**$1,600**

Pro Forma Ownership

Holder	Current Units	New Units	Total Units	PF %
Public Unitholders	21.7 MM	12.1 MM	33.8 MM	37
Noble Energy[1]	18.0 MM	38.5 MM	56.5 MM	63

(1) Units issued to NBL will be issued at the 30-day VWAP through close of business November 6, at $24.18/share
(2) Non-GAAP term, see definitions in Appendix hereto

www.nblmidstream.com 7

www.nblmidstream.com $0 $100 $200 $300 2017 2018 2019E 2020E Transaction Simplifies Story, Fully Aligns NBLX with NBL Immediately Accretive to NBLX Unitholders • Distributable Cash Flow per unit1 accretion of ~5% in 2020E • Elimination of IDRs materially reduces cost of capital and supports long-term growth • Transaction improves leverage ratio1 to LQA 2020E 3.1x Maximizing Long Term Value to Partnership, Aligns Interests • Supportive transaction at 8.0x 2020 multiple1,2 (inclusive of IDRs) • NBL, the largest unit holder, provides steady long-term cash flow and opportunity to deliver additional project investment Strong 2020E Outlook • Stable cash flow streams generate EBITDA1 of $500 - 560 million • Capital efficiency and pipeline start-ups on track to drive cash flow growth in 2020E and beyond • New distribution growth target of 10% aligns NBLX with the current midstream environment and increases coverage ratio1 to 1.3x pro-forma 2020E • Base assets support organic growth capex, no equity financing needed 3 (1) Non-GAAP term, see definitions in Appendix hereto (2) Inclusive of 2020 GP IDRs (3) No equity financed required for 3 year outlook to 2022 $0 $100 $200 2017 2018 2019E 2020E Drop Down Assets Aligned With NBL Growth Areas Drop Down Assets Declining in Capital Intensity Drop Down Assets Net EBITDA1 ($MM) Drop Down Assets Net CAPEX ($MM) Attractive Valuation Supports Long-Term Value Creation 8

Current Transaction Maximizes NBL's Objectives for Strategic Review

Increases Strategic Alignment between NBLX and NBL; Preserves Operational Synergies


NBL
Support

- ***Accretive drop down / simplification at an attractive multiple***
- ***Elimination of incentive distribution rights***
- ***Basin backbone infrastructure largely complete***
- ***NBLX now owns 100% of NBL focus areas[1] (DJ & Delaware Basins)***
- ***Track record of NBL volume leverage for long haul pipeline opportunities***
- ***Transaction has 6 month lockup agreement***

(1) Excludes Gunnison River DevCo

www.nblmidstream.com 9

Resilient Growth, Stronger Business Mix

Significantly Improved Business Profile Since 2016 IPO

Pathway to Future Organic Growth

- Business expanded to over 30 new customers since 2016 IPO
- Strategic partnership with NBL, who has a long runway of activity (500+ drilling permits in DJ)
- Largest oil gatherer in DJ Basin with opportunity to expand third party dedications with crude takeaway ownership
- Serving growing production in Permian and DJ Basins with 100% ownership of NBL's growth assets in DJ Basin and Delaware Basins (representing 90% of NBL's 2019 U.S. onshore CapEx)

Diversification Driving Margin Growth

- Opportunity to utilize core pipeline infrastructure in both the DJ and Delaware Basins and capture "wellhead to water" margin to across value chain
- NBL volume allows for additional business development; additional projects currently under consideration, including 20% option in Saddlehorn oil pipeline
- Attractive project returns and investment multiples, projecting combined 5x to 7x long-term equity investment multiple[1]

2016 IPO		Current	
1	Customer at IPO	>30	Current Customers in 3Q19
Meaningful customer expansion			
2.5	Rigs at IPO	18	Rigs Running in 2019[2]
Multiple Services per Well			
0%	Multi-Basin Exposure	25%	of 2020E EBITDA from Permian
Enhanced NBL and Third Party Permian Exposure			
1	Intermediate or Long Haul Pipeline Asset	6	Intermediate or Long Haul Pipeline Assets
Driving Attractive Corporate ROACE			
340	Thousand Dedicated Acres	1.4	Million Dedicated Acres
Significant Acreage Footprint			

(1) Prior to any external financing specific to NBLX's EPIC Crude investment
(2) Including 6 gross rigs on Delaware Crossing
(3) Non-GAAP term, see definitions in Appendix hereto

www.nblmidstream.com 10

Asset Acquisition Summary, Leading DJ and Permian Basin Positions

Pro-Forma NBLX Will Own Substantially All of NBL's Onshore Midstream Assets

DJ Basin

Largest Oil Gatherer in DJ Basin with 10+ customers and growing EBITDA[1] and FCF



NBLX Interest	Services	Previous Ownership	Pro Forma Ownership
Green River	Oil / Gas / PW Gathering / FW Delivery	25%	100%
San Juan River	FW Delivery	25%	100%
East Pony Gas G&P	Gas Gathering / Gas Processing	0%	100%


EPIC Fractionator

Permian Basin

With backbone infrastructure built, Permian reaching inflection point



NBLX Interest	Services	Previous Ownership	Pro Forma Ownership
Blanco River	Oil / Gas / PW Gathering	40%	100%
Clayton Williams Pipeline	Oil / Gas / PW Gathering	0%	100%

(1) Non-GAAP term, see definitions in Appendix hereto

www.nblmidstream.com 11

Addition of New Assets to Portfolio

Free Cash Flow[1] Assets With Additional Third-Party Opportunities

East Pony Assets Generating Cash Flow

- The East Pony gas gathering system includes Keota and Lilli gas processing plants and gas gathering pipelines
- The 2 gas processing plants have a combined capacity for ~45 MMcf/d, currently 80% utilization
  - Opportunity to expand capacity to 60 MMcf/d through compression on minimal capital
- Focused on expanding opportunity for third party business

Permian Pipeline Adds to Long Term Diversity

- Pipeline and gathering system acquired by NBL through the Clayton Williams transaction
- Pipeline transports oil, water and gas across central and southern acreage position
- Volumes driven by PDP with potential for third party activity long-term
- Q3 average gathering throughput of 3.1 MBo/d, 5.6 MMcf/d and 11.8 MBw/d

East Pony Gas Gathering Complex


NBL Acreage
KEOTA PLANT
East Pony
LILLI PLANT

Clayton Williams Pipeline System



(1) Non-GAAP term, see definitions in Appendix hereto

www.nblmidstream.com
12

NBL Upstream Activity

Drop Down Assets in NBL's Primary U.S. Onshore Growth Areas

Driving Towards USO Asset-level Free Cash Flow[1] By Year-end 2019

- Significant core asset production growth
  - DJ and Delaware up ~15-20% combined FY19 vs. FY18
- >165 wells estimated to commence production in 2019 in DJ and Delaware Basins

Focusing on High-margin DJ and Delaware Basins

- Nearly 90% of 2019 upstream capital allocated to high-return DJ and Delaware Basins
- Eagle Ford activity optimized for cash flow generation

NBL Provides Visibility to Growth

- ~370 drilling permits approved and remaining in the Mustang CDP
- Significant oil growth from Delaware Basin linked to Gulf Coast pricing

2019E Organic Capital: ~$2.3 Bn

~70% Allocated to U.S. Onshore


USO
EMed
EG
Midstream
Other

Enhancing USO Capital Efficiencies

Production and Oil Up 10%[2] vs. 2018


MBoe/d
300
200
100
0
207
244
268-276
2017[2]
2018[2]
2019E
DJ / Delaware CAGR ~25% Since 2017
Delaware
DJ Basin
Eagle Ford

(1) Non-GAAP term, see definitions in Appendix hereto
(2) Pro Forma for asset divestitures and ASC 606

www.nblmidstream.com 13

Operational Momentum and Cash Flow Inflection Building into 2020E Guidance Highlighted by ~75% Reduction in Equity Investment Capital and Strong Annual Volume Growth Q4 2019 Guidance Full Year 2019 Previously 2019 5 Pro Forma Previously 2020E Reported Pro Forma Reported Oil Gathered (MBbl/d) 248 – 258 251 – 261 236 – 238 239 – 241 250 – 275 9% Gas Gathered (MMcf/d) 482 – 502 525 – 545 430 – 435 474 – 479 530 – 590 17% Oil and Gas Gathered (MBoe/d) 328 – 342 338 – 352 307 – 311 318 – 321 338 – 373 11% Produced Water Gathered 195 - 205 206 - 216 171 – 173 184 – 187 210 – 235 20% (MBw/d) Fresh Water Delivered (MBw/d) 110 - 145 110 - 145 161 – 169 161 – 169 180 – 235 26% 1,2 Adjusted Net EBITDA 64 – 69 81 – 86 243 – 248 261 – 266 500 – 560 101% 1 Distributable Cash Flow 53 – 58 67 – 72 198 – 203 212 – 217 325 – 370 62% 1,3 Distribution Coverage Ratio 1.5x – 1.7x 1.1x – 1.2x 1.5x – 1.6x 1.4x – 1.5x 1.2x – 1.4x (9)% 4 Net Capex 40 – 50 60 – 70 141 – 151 160 – 170 260 – 300 43% 2 Equity Investments, net 104 – 134 104 – 134 590 – 620 590 – 620 130 – 150 (77)% (1) Non-GAAP term, see definitions in Appendix hereto (2) Assumes the exercise of NBLX’s 20% option in Saddlehorn (3) Pro forma estimates include forecasted DPU growth of 10% annually (4) Excludes equity investments (5) Gross pro forma adjustments reflect full quarter / year adjustments for previously non-consolidating assets (East Pony gas gathering and processing and CWEI pipeline). Net pro forma adjustments reflect results following the assumed effective date of 11/15/2019 for previously consolidating assets (additional ownership interests in Green River DevCo, San Juan River DevCo, and Blanco River DevCo) and previously non-consolidating assets (East Pony gas gathering and processing and CWEI pipeline). 14 w ww ww w..n nb bllm miid ds st tr re ea am m..c co om m Financials ($MM) Gross VolumesOperational Momentum and Cash Flow Inflection Building into 2020E Guidance Highlighted by ~75% Reduction in Equity Investment Capital and Strong Annual Volume Growth Q4 2019 Guidance Full Year 2019 Previously 2019 5 Pro Forma Previously 2020E Reported Pro Forma Reported Oil Gathered (MBbl/d) 248 – 258 251 – 261 236 – 238 239 – 241 250 – 275 9% Gas Gathered (MMcf/d) 482 – 502 525 – 545 430 – 435 474 – 479 530 – 590 17% Oil and Gas Gathered (MBoe/d) 328 – 342 338 – 352 307 – 311 318 – 321 338 – 373 11% Produced Water Gathered 195 - 205 206 - 216 171 – 173 184 – 187 210 – 235 20% (MBw/d) Fresh Water Delivered (MBw/d) 110 - 145 110 - 145 161 – 169 161 – 169 180 – 235 26% 1,2 Adjusted Net EBITDA 64 – 69 81 – 86 243 – 248 261 – 266 500 – 560 101% 1 Distributable Cash Flow 53 – 58 67 – 72 198 – 203 212 – 217 325 – 370 62% 1,3 Distribution Coverage Ratio 1.5x – 1.7x 1.1x – 1.2x 1.5x – 1.6x 1.4x – 1.5x 1.2x – 1.4x (9)% 4 Net Capex 40 – 50 60 – 70 141 – 151 160 – 170 260 – 300 43% 2 Equity Investments, net 104 – 134 104 – 134 590 – 620 590 – 620 130 – 150 (77)% (1) Non-GAAP term, see definitions in Appendix hereto (2) Assumes the exercise of NBLX’s 20% option in Saddlehorn (3) Pro forma estimates include forecasted DPU growth of 10% annually (4) Excludes equity investments (5) Gross pro forma adjustments reflect full quarter / year adjustments for previously non-consolidating assets (East Pony gas gathering and processing and CWEI pipeline). Net pro forma adjustments reflect results following the assumed effective date of 11/15/2019 for previously consolidating assets (additional ownership interests in Green River DevCo, San Juan River DevCo, and Blanco River DevCo) and previously non-consolidating assets (East Pony gas gathering and processing and CWEI pipeline). 14 w ww ww w..n nb bllm miid ds st tr re ea am m..c co om m Financials ($MM) Gross Volumes

Long-Term Targets Offer Compelling Financial Profile

Substantial Organic Growth With Upside Potential; Focus on Long-Term Investment Grade Leverage Targets

- Long term exposure and runway to organic growth in DJ and Delaware Basins
- Stable cash flow streams generate significant EBITDA[1] in 2020E and beyond
- Moderating DPU growth to increase coverage and retain cash

Organic Growth Outlook	2020E	2021-2022E
Distribution per Unit	10%	10%
Coverage (in all years) [1]	1.2x – 1.4x	~1.3x
Year-End Annualized Leverage[1]	~3.1x	Long Term Leverage Target of <3.5x
ROACE [1, 2]	15% - 18%	15% – 20%
DCF Funding % of Capex and Distributions [3]	~45%	~75% (cumulative)

Material Upside to Outlook:

- Continued business development success, leveraging asset footprints in DJ and Permian
- Additional long-haul pipeline opportunities
- Early innings on capital efficiency gains, potential to drive additional capital savings and increase distribution coverage and improve leverage metrics

(1) Non-GAAP term, see definitions in Appendix hereto
(2) Return on average capital employed: earnings before interest and taxes divided by (average total assets – average current liabilities); see definition provided in appendix
(3) % of distributions + capex funded by distributable cash flow

www.nblmidstream.com 15

Top-Tier Cash Flow Profiles in MLP Sector

Self-Funding Business, Strong Balance Sheet and NBL Support With Additional Upside

2019E – 2022E Distribution Growth per Unit [1,2]	2020E DCF Yield [1,2]	2020E Leverage Ratio [1,2]
NBLX has peer leading estimated distribution growth through 2022, supported through its combination of core gathering assets and imminent pipeline cash flow	*Top-tier distributable cash flow growth creates a high yielding company*	*Self-funding business and growing organic cash flows results in a strong Balance Sheet*



Industry Average: 7%
14%
12%
10%
8%
6%
4%
2%
0%
Peer 1 NBLX Peer 2 Peer 3 Peer 4 Peer 5



Industry Average: 12%
20%
10%
0%
NBLX Peer 1 Peer 2 Peer 3 Peer 4 Peer 5



Industry Average: 4.2x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Peer 1 NBLX Peer 2 Peer 3 Peer 4 Peer 5

Source: FactSet. Market data as of 11/1/2019. Note: Industry average reflects Alerian U.S. Midstream Energy Index.
(1) Non-GAAP term, see definitions in Appendix hereto, leverage ratio for NBLX reflects 4Q 2020 LQA EBITDA
(2) Charts Peer Group includes: HESM, WMB, OKE, PSXP, WES consensus estimates

www.nblmidstream.com 16

NBLX Equity Story Reinvigorated With Announced Transactions

Significant Stand-Alone Organic Potential for Growth With Enhanced Clarity on Structure

Key Transactional Highlights:

- NBL reaffirms support and commitment to NBLX
- Unique opportunity to invest in a company with sector leading growth paired with simplified corporate structure
- Accretive drop down / simplification on a DCF basis at attractive multiple – eliminates structural questions
- Transactions aligns NBLX with NBL, providing steady long term cash flow and opportunity to deliver additional project investment at the NBL level

Key Financial Highlights:

- Accretive on a distribution per unit basis
- Eliminates incentive distribution payments
- Reduces pro forma leverage and improves distribution coverage[1]
- No future equity financing required, self-funding growth

(1) Non-GAAP term, see definitions in Appendix hereto

www.nblmidstream.com 17

Appendix 18 w ww ww w..n nb bllm miid ds st tr re ea am m..c co om mAppendix 18 w ww ww w..n nb bllm miid ds st tr re ea am m..c co om m

Pro Forma Structure



Noble Energy
NYSE: NBL
100%
~63% Limited Partner Interest
Noble Midstream GP LLC
ROFR/Wholly Owned Assets:
• Eagle Ford Shale Midstream
• Additional DJ Acreage
Non-Economic General Partner Interest
Noble Midstream Partners LP
NYSE: NBLX
Public Unitholders (LP)
100%
~37% Limited Partner Interest
Non-Controlling Interest
Noble Midstream Services, LLC
3.33% Non-Operating Membership Interest
White Cliffs Pipeline L.L.C.
Controlling Interest
DJ Basin
Permian Basin
5%
100%
100%
100%
100%
100%
100%
100%
100%
100%
Gunnison River
Green River
San Juan River
Colorado River
East Pony Gas Complex
Laramie River
Blanco River
CWEI Pipeline
Trinity River
Dos Rios
54.4%
50%
50%
30%
15%
95%
Black Diamond
Advantage JV
Delaware Crossing JV
EPIC Crude JV
EPIC Y-Grade JV

www.nblmidstream.com 19

NBLX DJ Basin Overview

Largest Oil Gatherer in DJ Basin With Majority of Customers and Activity Focused in Weld County


CO
Black Diamond (54.4%)
Laramie River DevCo (100%)
• Oil Gathering
Area: Wells Ranch
Colorado River DevCo (100%)
• Oil Gathering
• Gas Gathering
• PW Gathering
• FW Delivery
Keota Plant
East Pony
Area: East Pony
Colorado River DevCo (100%)
• Oil Gathering
San Juan River DevCo (100%)
• FW Delivery
East Pony Gas Complex (100%)
• Gas Gathering and Processing
Lilli Plant
Area: Greeley Crescent
Laramie River DevCo (100%)
• Oil Gathering
• PW Gathering
• FW Delivery
Greeley Crescent
Wells Ranch
Morgan Co.
Area: Bronco
Gunnison River DevCo (5%)
• Oil Gathering
• PW Gathering
• FW Delivery
Bronco
Area: Mustang
Green River DevCo (100%)
• Oil Gathering
• Gas Gathering
• PW Gathering
• FW Delivery
Mustang
Weld Co.
Adams Co.
Broomfield Co.
Black Diamond Storage
Wells Ranch CGF
Oil Polishing Facility
NBLX – In Service
NBLX – Proposed Projects
Black Diamond – In Service
Black Diamond – Active Projects
Black Diamond Dedicated Acreage
SRCI Dedicated Acreage
NBL Dedicated Acreage
NBL ROFR Acreage
Verdad Dedicated Acreage

www.nblmidstream.com

20

NBLX Permian Basin Overview

Scalable Platform With Best-in-Class Connectivity



Area: Delaware Basin
Blanco River DevCo (100%)
• Oil Gathering
• Gas Gathering
• PW Gathering
Trinity River DevCo (100%)
• HP Gas Compression
EPIC Crude(30%) & EPIC Y-Grade (15%)
Dos Rios DevCo (100%)
• Oil and NGL Transmission
NM
OK
TX
Advantage JV (50%)
Trinity River DevCo (100%)
• Oil Transmission
Delaware Crossing (50%)
Dos Rios DevCo (100%)
• Oil Gathering and Transmission
Clayton Williams Pipeline System (100%)
• Oil, Gas and Water Gathering System
Delaware Crossing
NBLX – In Service
Advantage Pipeline
Clayton Williams System
EPIC Pipeline
Delaware Crossing Dedicated Acreage
CXO Dedicated Acreage
NBL Dedicated Acreage
Tall City Dedicated Acreage

www.nblmidstream.com 21

NBLX Has Built a Resilient Third Party and Long-Haul Business

Significant Third-Party Growth Since IPO

Sep 2016 IPO

Apr 2017 – Advantage Pipeline Acquisition
- 50/50 joint venture with Plains acquired Advantage Pipeline
- Underwritten by NBL Rosetta crude dedication and PAA volume commitment
- Strategic JV that gives NBLX a third-party Delaware crude platform at new build multiples / pipeline cost

Jun 2017 – 1st Drop Down
- Acquired remaining 20% of Colorado River DevCo and additional 15% interest in Blanco River DevCo
- $270 million in proceeds to NBL
- $143 million NBLX equity offering

Q4 2017 – Laramie River Online
- Laramie River oil / produced water gathering systems and fresh water delivery systems online
- Connected 18 equivalent wells in Q4 2017

Jan 2018 – Saddle Butte Acquisition
- Joint venture with Greenfield Midstream (EnCap Flatrock backed) acquired Saddle Butte Pipeline
- Noble Midstream received 54.4% economic interest for 50% of capital
- DJ Basin Crude Gathering system with six third-party customers

Jun 2018 – Permian Basin CGF Development
- Completed and brought online the Collier central gathering facility (CGF), the 5th CGF supporting NBL's Permian Basin development
- Brings total Permian Basin oil and gas gathering capacity to 115 Mboe/d

Oct 2018 – Green River Buildout
- Completes the oil, gas and produced water spec gathering system for NBL's Mustang development
- Connected five wells to the system at the end of the quarter

Feb 2019 – Exercise EPIC Long-Haul Options
- Exercises option to acquire 30% equity interest in EPIC crude line and 15% equity interest in EPIC Y-Grade line
- Total cash contribution expected to be $330 million to $350 million for the EPIC Crude line $165 million to $180 million for the EPIC Y-Grade line

Feb 2019 – Delaware Crossing JV
- 50/50 JV with Salt Creek Midstream to build crude oil pipeline and gathering system in the Delaware
- Underpinned by acreage contributions from Noble Midstream and SCM of ~180k dedicated acres from NBL and five other Southern Delaware Basin producers

Nov 2019 – IDR Simplification and Drop Down
- Acquired the incentive distribution rights from NBL as well as the company's remaining midstream assets for $1.6 billion
- NBLX now controls 100% of Blanco River, Green River and San Juan River DevCos, East Pony Gas Complex, and the Clayton Williams Pipeline in the Delaware Basin

www.nblmidstream.com 22

Non-GAAP Financial Measures This presentation includes EBITDA, Adjusted EBITDA, Distributable Cash Flow, Distribution Coverage Ratio, Annualized Leverage Ratio and ROACE, all of which are non-GAAP measures which may be used periodically by management when discussing our financial results with investors and analysts. We now define Adjusted EBITDA as net income before income taxes, net interest expense, depreciation and amortization, transaction expenses, unit-based compensation and certain other items that we do no view as indicative of our ongoing performance. Additionally, Adjusted EBITDA reflects the adjusted earnings impact of our unconsolidated investments by adjusting our equity earnings or losses from our unconsolidated investments to reflect our proportionate share of their EBITDA. Prior period Adjusted EBITDA has been reclassified to conform to the current period presentation. Adjusted EBITDA is used as a supplemental financial measure by management and by external users of our financial statements, such as investors, industry analysts, lenders and ratings agencies, to assess: • our operating performance as compared to those of other companies in the midstream energy industry, without regard to financing methods, historical cost basis or capital structure; • the ability of our assets to generate sufficient cash flow to make distributions to our partners; • our ability to incur and service debt and fund capital expenditures; • and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. We now define Distributable Cash Flow as Adjusted EBITDA plus distributions received from our unconsolidated investments less our proportionate share of Adjusted EBITDA from unconsolidated investments, estimated maintenance capital expenditures and cash interest paid. Prior period distributable cash flow has been reclassified to conform to the current period presentation. Distributable Cash Flow is used by management to evaluate our overall performance. Our partnership agreement requires us to distribute all available cash on a quarterly basis, and Distributable Cash Flow is one of the factors used by the board of directors of our general partner to help determine the amount of available cash that is available to our unitholders for a given period. We define Distribution Coverage Ratio as Distributable Cash Flow divided by total distributions declared. The Distribution Coverage Ratio is used by management to illustrate our ability to make our distributions each quarter. We define free cash flow at the upstream level as GAAP cash flow from operations less consolidated capital investments. We define ROACE as earnings before interest and taxes divided by (average total assets – average current liabilities). ROACE is used by management to measure the efficiency of the utilization of the capital that we employ. We define Annualized Leverage Ratio as total debt divided by quarterly adjusted EBITDA attributable to the Partnership, annualized for four quarters. Annualized Leverage Ratio is used by management to assess our ability to incur and service debt and fund capital expenditures. We believe that the presentation of Adjusted EBITDA, Distributable Cash Flow, Distribution Coverage Ratio, Annualized Leverage Ratio and ROACE provide information useful to investors in assessing our financial condition and results of operations. The GAAP measure most directly comparable to Adjusted EBITDA, Distributable Cash Flow, Distribution Coverage Ratio, Annualized Leverage Ratio and ROACE is Net Income. Adjusted EBITDA, Distributable Cash Flow, Distribution Coverage Ratio, Annualized Leverage Ratio and ROACE should not be considered alternatives to net income or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA, Distributable Cash Flow, Distribution Coverage Ratio, Annualized Leverage Ratio and ROACE exclude some, but not all, items that affect net income, and these measures may vary from those of other companies. As a result, Adjusted EBITDA, Distributable Cash Flow, Distribution Coverage Ratio, Annualized Leverage Ratio and ROACE as presented herein may not be comparable to similarly titled measures of other companies. Noble Midstream does not provide guidance on the reconciling items between forecasted Net Income, forecasted Adjusted EBITDA, forecasted Distributable Cash Flow and forecasted Distribution Coverage Ratio due to the uncertainty regarding timing and estimates of these items. Noble Midstream provides a range for the forecasts of Net Income, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio to allow for the variability in timing and uncertainty of estimates of reconciling items between forecasted Net Income, forecasted Adjusted EBITDA, forecasted Distributable Cash Flow and forecasted Distribution Coverage Ratio. Therefore, the Partnership cannot reconcile forecasted Net Income to forecasted Adjusted EBITDA, forecasted Distributable Cash Flow or forecasted Distribution Coverage Ratio without unreasonable effort. In addition to Net Income, the GAAP measure most directly comparable to Adjusted EBITDA and Distributable Cash Flow is net cash provided by operating activities. Adjusted EBITDA and Distributable Cash Flow should not be considered alternatives to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Due to the forward- looking nature of net cash provided by operating activities, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures, such as future impairments and future changes in working capital. Accordingly, Noble Midstream is unable to present a quantitative reconciliation of the aforementioned forward-looking non-GAAP financial measures to net cash provided by operating activities. Amounts excluded from these non-GAAP measures in future periods could be significant. 23 w ww ww w..n nb bllm miid ds st tr re ea am m..c co om mNon-GAAP Financial Measures This presentation includes EBITDA, Adjusted EBITDA, Distributable Cash Flow, Distribution Coverage Ratio, Annualized Leverage Ratio and ROACE, all of which are non-GAAP measures which may be used periodically by management when discussing our financial results with investors and analysts. We now define Adjusted EBITDA as net income before income taxes, net interest expense, depreciation and amortization, transaction expenses, unit-based compensation and certain other items that we do no view as indicative of our ongoing performance. Additionally, Adjusted EBITDA reflects the adjusted earnings impact of our unconsolidated investments by adjusting our equity earnings or losses from our unconsolidated investments to reflect our proportionate share of their EBITDA. Prior period Adjusted EBITDA has been reclassified to conform to the current period presentation. Adjusted EBITDA is used as a supplemental financial measure by management and by external users of our financial statements, such as investors, industry analysts, lenders and ratings agencies, to assess: • our operating performance as compared to those of other companies in the midstream energy industry, without regard to financing methods, historical cost basis or capital structure; • the ability of our assets to generate sufficient cash flow to make distributions to our partners; • our ability to incur and service debt and fund capital expenditures; • and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. We now define Distributable Cash Flow as Adjusted EBITDA plus distributions received from our unconsolidated investments less our proportionate share of Adjusted EBITDA from unconsolidated investments, estimated maintenance capital expenditures and cash interest paid. Prior period distributable cash flow has been reclassified to conform to the current period presentation. Distributable Cash Flow is used by management to evaluate our overall performance. Our partnership agreement requires us to distribute all available cash on a quarterly basis, and Distributable Cash Flow is one of the factors used by the board of directors of our general partner to help determine the amount of available cash that is available to our unitholders for a given period. We define Distribution Coverage Ratio as Distributable Cash Flow divided by total distributions declared. The Distribution Coverage Ratio is used by management to illustrate our ability to make our distributions each quarter. We define free cash flow at the upstream level as GAAP cash flow from operations less consolidated capital investments. We define ROACE as earnings before interest and taxes divided by (average total assets – average current liabilities). ROACE is used by management to measure the efficiency of the utilization of the capital that we employ. We define Annualized Leverage Ratio as total debt divided by quarterly adjusted EBITDA attributable to the Partnership, annualized for four quarters. Annualized Leverage Ratio is used by management to assess our ability to incur and service debt and fund capital expenditures. We believe that the presentation of Adjusted EBITDA, Distributable Cash Flow, Distribution Coverage Ratio, Annualized Leverage Ratio and ROACE provide information useful to investors in assessing our financial condition and results of operations. The GAAP measure most directly comparable to Adjusted EBITDA, Distributable Cash Flow, Distribution Coverage Ratio, Annualized Leverage Ratio and ROACE is Net Income. Adjusted EBITDA, Distributable Cash Flow, Distribution Coverage Ratio, Annualized Leverage Ratio and ROACE should not be considered alternatives to net income or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA, Distributable Cash Flow, Distribution Coverage Ratio, Annualized Leverage Ratio and ROACE exclude some, but not all, items that affect net income, and these measures may vary from those of other companies. As a result, Adjusted EBITDA, Distributable Cash Flow, Distribution Coverage Ratio, Annualized Leverage Ratio and ROACE as presented herein may not be comparable to similarly titled measures of other companies. Noble Midstream does not provide guidance on the reconciling items between forecasted Net Income, forecasted Adjusted EBITDA, forecasted Distributable Cash Flow and forecasted Distribution Coverage Ratio due to the uncertainty regarding timing and estimates of these items. Noble Midstream provides a range for the forecasts of Net Income, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio to allow for the variability in timing and uncertainty of estimates of reconciling items between forecasted Net Income, forecasted Adjusted EBITDA, forecasted Distributable Cash Flow and forecasted Distribution Coverage Ratio. Therefore, the Partnership cannot reconcile forecasted Net Income to forecasted Adjusted EBITDA, forecasted Distributable Cash Flow or forecasted Distribution Coverage Ratio without unreasonable effort. In addition to Net Income, the GAAP measure most directly comparable to Adjusted EBITDA and Distributable Cash Flow is net cash provided by operating activities. Adjusted EBITDA and Distributable Cash Flow should not be considered alternatives to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Due to the forward- looking nature of net cash provided by operating activities, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures, such as future impairments and future changes in working capital. Accordingly, Noble Midstream is unable to present a quantitative reconciliation of the aforementioned forward-looking non-GAAP financial measures to net cash provided by operating activities. Amounts excluded from these non-GAAP measures in future periods could be significant. 23 w ww ww w..n nb bllm miid ds st tr re ea am m..c co om m noble MIDSTREAM PARTNERS

visit nblmidstream.com

Contact Information

Tom Christensen
Chief Financial Officer
tom.christensen@nblmidstream.com
832.639.7524

1001 Noble Energy Way
Houston, TX 77070